UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No. )

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Strategy Inc

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2026

STRATEGY INC

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Dividend Rate on Variable Rate Series A Perpetual Stretch Preferred Stock

On October 15, 2026, Strategy Inc (the “Company”) announced that, if the Contingent Dividend Condition (as defined below) is satisfied, the regular dividend rate per annum on the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock (“STRC”) for dividends with record dates from November 1, 2026 through November 30, 2026 will be 12.00%, as disclosed in the Company’s definitive proxy statement for the Special Meeting (as defined below) filed with the Securities and Exchange Commission on October 5, 2026. Such rate shall have no effect on any previously declared but unpaid dividends on STRC. As previously announced, management will recommend to the board of directors that the Company maintain STRC’s regular dividend rate per annum at 12.00% until STRC has demonstrated sustained, healthy trading near $100 per share.

Cash Dividend Declaration

On October 15, 2026, the Company’s board of directors declared daily cash dividends on STRC for each calendar day from November 1, 2026 through November 30, 2026 (each, a “Record Date”), payable to stockholders of record as of 5:00 p.m., New York City time on the applicable Record Date, subject to the Contingent Dividend Condition described below. Each daily dividend is payable on the business day immediately following its Record Date (each a “Payment Date”), beginning November 2, 2026 and ending December 1, 2026, as set forth in the tables below. Business days exclude days on which the Federal Reserve Bank of New York is closed (including Veterans Day and Thanksgiving Day); accordingly, the dividends for two or more Record Dates may be paid on the same business day.

The Record Dates, Payment Dates and cash dividend per share for each daily dividend on STRC for the month of November 2026 are set forth below.

Record Date	Payment Date	Cash Dividend Per Share(1)	Record Date	Payment Date	Cash Dividend Per Share(1)
November 1	November 2	$0.03	November 16	November 17	$0.03
November 2	November 3	$0.03	November 17	November 18	$0.03
November 3	November 4	$0.04	November 18	November 19	$0.04
November 4	November 5	$0.03	November 19	November 20	$0.03
November 5	November 6	$0.03	November 20	November 23	$0.03
November 6	November 9	$0.04	November 21	November 23	$0.04
November 7	November 9	$0.03	November 22	November 23	$0.03
November 8	November 9	$0.03	November 23	November 24	$0.03
November 9	November 10	$0.04	November 24	November 25	$0.04
November 10	November 12	$0.03	November 25	November 27	$0.03
November 11	November 12	$0.03	November 26	November 27	$0.03
November 12	November 13	$0.04	November 27	November 30	$0.04
November 13	November 16	$0.03	November 28	November 30	$0.03
November 14	November 16	$0.03	November 29	November 30	$0.03
November 15	November 16	$0.04	November 30	December 1	$0.04
Total Attributable to November 2026 Record Dates					$1.00

(1)
The dividends set forth in this table are payable only if the Daily Dividend Amendments pass and the Second A&R STRC CoD is timely filed and effective, as described further below. See “Conditional Dividends”.

Conditional Dividends

As previously announced, the Company has scheduled a special meeting of stockholders to be held on October 28, 2026 at 10:00 a.m. Eastern time (including any adjournment or postponement thereof, the “Special Meeting”), to consider a proposal to amend and restate the certificates of designations governing STRC (the “Second A&R STRC CoD”) and certain of the Company’s other series of preferred stock to provide for a regular dividend record date on each calendar day, with the related dividend, if declared, payable on the next following business day (the “Daily Dividend Amendments”).

The daily dividends on STRC described above (the “November Daily Dividends”) will be payable only if both of the following events occur (the “Contingent Dividend Condition”):

(a)
the Daily Dividend Amendments have been approved by the Company’s stockholders at the Special Meeting at or prior to 5:00 p.m., New York City time, on October 31, 2026; and
(b)
the Second A&R STRC CoD has been filed and become effective at or prior to 12:01 a.m., Eastern time, on November 1, 2026.

If the Contingent Dividend Condition is satisfied, i.e., both the Daily Dividend Amendments pass and the Second A&R STRC CoD is timely filed and effective, then the November Daily Dividends will be payable, and the dividend on STRC which the Company declared on September 30, 2026 (payable on November 15, 2026 to stockholders of record as of 5:00 p.m., New York City time on October 31, 2026) (the “November 15 Dividend”), will not be payable. If the Contingent Dividend Condition is not satisfied, the November Daily Dividends will not be payable, the November 15 Dividend will be payable, and the Company expects, subject to approval by its board of directors, to declare dividends on STRC with record dates in the month of November following the current semi-monthly cadence under the existing STRC certificate of designations. In no event will both the November Daily Dividends and the November 15 Dividend become unconditionally payable.

Expected Tax Treatment

As of October 16, 2026, the Company expects that the November Daily Dividends, if payable, will be characterized as non-taxable returns of capital to the extent of a shareholder’s tax basis in their STRC for U.S. federal income tax purposes. Special tax considerations may apply to certain taxpayers based on their specific circumstances. Shareholders should consult their own tax advisors regarding the U.S. federal, state, local, and any non-U.S. tax consequences to them in connection with the receipt of distributions.

Item 7.01 Regulation FD Disclosure.

Strategy Dashboard

The Company also maintains a dashboard on its website (www.strategy.com) as a disclosure channel for providing broad, non-exclusionary distribution of information regarding the Company to the public, including information regarding market prices of its outstanding securities, bitcoin purchases and holdings, certain KPI metrics and other supplemental information, and as one means of disclosing non-public information in compliance with its disclosure obligations under Regulation FD. Investors and others are encouraged to regularly review the information that the Company makes public via the website dashboard.

Furnished Information

The information disclosed pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Additional Information and Where You Can Find It

The Company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on October 5, 2026 in connection with the Special Meeting and has mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting. Investors and securityholders are urged to read the definitive proxy statement (and any amendments or supplements thereto) because it contains important information. You may obtain these documents free of charge on the SEC’s website (www.sec.gov) or at the Company’s website (www.strategy.com) or by contacting the Company’s Investor Relations team by email (ir@strategy.com). No proxy cards are being furnished by this communication. Stockholders may vote their shares only by following the voting instructions set forth in the definitive proxy statement.

Participant Information

The Company and its directors and executive officers may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Special Meeting. Information about the compensation of the Company’s named executive officers and its non-employee directors is set forth in the section titled “Executive Officer Compensation” and “Director Compensation”, respectively, in the definitive proxy statement for the Company’s 2026 Annual Meeting of Stockholders filed with the SEC on April 28, 2026, available here. Information regarding the participants’ holdings of the Company’s securities and their direct or indirect interests, by security holdings or otherwise, can be found in the sections titled “Security Ownership of Certain Beneficial Owners and Management” and “Interests of Directors and Executive Officers” in the definitive proxy statement for the Special Meeting filed with the SEC on October 5, 2026, available here.

Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the tax-deferred return of capital treatment of dividends on the Company’s preferred stock, including the November Daily Dividends on the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock, the declaration and payment of the dividends described in this Current Report on Form 8-K, including the satisfaction of the Contingent Dividend Condition, the expected commencement of daily dividends on STRC, and the Special Meeting and the Daily Dividend Amendments. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to the Company’s future results of operations, its expectation regarding the tax-deferred return of capital treatment of dividends on the Company's preferred stock, fluctuations in tax benefits or provisions, the outcome of the Special Meeting, the filing and effectiveness of the Second A&R STRC CoD, assumptions underlying the Company’s projections, and the other factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 3, 2026 and the risks described in other filings that the Company may make with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2026	Strategy Inc (Registrant)

	By:	/s/ Thomas C. Chow
	Name:	Thomas C. Chow
	Title:	Executive Vice President & General Counsel